Aggregate Collateral Summary

Summary Statistics	Total
Aggregate Current Principal Balance	$708,037,171
Number of Mortgage Loans	4,016
		Minimum	Maximum
Average Current Principal Balance	$176,304	$19,009	$672,000
Weighted Average Original Loan-to-Value	82.55%	14.00%	100.00%
Weighted Average Mortgage Rate	7.007%	5.200%	11.200%
Weighted Average Net Mortgage Rate	6.546%	4.750%	10.650%
Weighted Average Note Margin	5.005%	3.120%	8.940%
Weighted Average Maximum Mortgage Rate	12.943%	11.200%	16.850%
Weighted Average Minimum Mortgage Rate	6.943%	4.980%	10.850%
Weighted Average Term to Next Rate Adjustment Date (months)	23	14	36
Weighted Average Remaining Term to Stated Maturity (months)	358	119	360
Weighted Average Credit Score	632	514	816

Product type		Occupancy Status
Hybrid ARM	86.97%	Primary Residence	96.88%
Fixed	13.03%	Second/Vacation	0.91%
		Non Owner Occupied	2.21%
Lien
First	99.96%	Documentation Type
Second	0.04%	Full Documentation	68.49%
		Reduced Documentation	31.51%
Property Type
Single-family Detached	85.50%	Loans with Prepayment penalties	73.61%
Attached PUD	0.51%
Detached PUD	2.18%	Interest Only Percentage	28.74%
Condo under 5 Stories	5.37%
Townhouse / Rowhouse	3.84%	Loans serviced by Homecomings	100.00%
Leasehold	0.05%
Two to Four Family Units	2.56%

Lien Position	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
First Lien	4,009	707,788,171	99.96	176,550	632	82.55
Second Lien	7	249,001	0.04	35,572	634	99.73
Total	4,016	708,037,171	100.00	176,304	632	82.55

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Product Type	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
10yr FRM	1	204,300	0.03	204,300	562	90.00
15yr FRM	20	1,819,970	0.26	90,999	622	74.98
20yr FRM	20	1,769,169	0.25	88,458	627	79.55
2/28 ARM	3,183	580,885,996	82.04	182,496	632	82.78
30yr FRM	619	88,478,008	12.50	142,937	624	81.53
3/27 ARM	173	34,879,727	4.93	201,617	655	81.87
Total	4,016	708,037,171	100.00	176,304	632	82.55

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Credit Score Range	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
500 - 519	1	224,277	0.03	224,277	514	73.00
520 - 539	164	23,686,186	3.35	144,428	529	78.35
540 - 559	227	33,872,893	4.78	149,220	549	78.40
560 - 579	291	47,594,020	6.72	163,553	570	79.95
580 - 599	510	82,455,116	11.65	161,677	589	80.97
600 - 619	592	97,882,134	13.82	165,341	610	82.57
620 - 639	704	124,751,347	17.62	177,204	629	83.20
640 - 659	585	110,844,616	15.66	189,478	649	83.34
660 - 679	378	72,751,336	10.28	192,464	669	82.60
680 - 699	223	46,178,909	6.52	207,080	689	84.09
700 - 719	128	25,379,597	3.58	198,278	709	86.17
720 - 739	98	18,740,768	2.65	191,232	729	86.43
740 - 759	54	11,676,704	1.65	216,235	748	86.47
760 or Greater	61	11,999,267	1.69	196,709	779	86.12
Total	4,016	708,037,171	100.00	176,304	632	82.55

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Original Mortgage Loan Balance ($)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
100,000 or less	880	67,755,221	9.57	76,995	614	83.72
100,001 to 200,000	1,901	282,349,357	39.88	148,527	627	82.21
200,001 to 300,000	833	202,832,143	28.65	243,496	635	82.61
300,001 to 400,000	268	92,126,650	13.01	343,756	642	82.94
400,001 to 500,000	105	47,166,824	6.66	449,208	647	81.73
500,001 to 600,000	27	14,531,975	2.05	538,221	649	82.91
600,001 to 700,000	2	1,275,000	0.18	637,500	653	84.73
Total	4,016	708,037,171	100.00	176,304	632	82.55

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Net Mortgage Rates (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
4.500 - 4.999	26	6,724,693	0.95	258,642	662	77.30
5.000 - 5.499	190	45,194,745	6.38	237,867	665	77.98
5.500 - 5.999	599	130,237,298	18.39	217,425	650	79.74
6.000 - 6.499	1,044	196,655,969	27.77	188,368	639	80.69
6.500 - 6.999	847	151,178,767	21.35	178,487	629	83.20
7.000 - 7.499	599	89,987,705	12.71	150,230	614	85.37
7.500 - 7.999	294	42,665,609	6.03	145,121	602	88.32
8.000 - 8.499	247	28,821,805	4.07	116,687	589	90.33
8.500 - 8.999	84	9,268,447	1.31	110,339	576	91.35
9.000 - 9.499	62	5,611,008	0.79	90,500	573	93.46
9.500 - 9.999	16	1,048,011	0.15	65,501	572	93.55
10.000 - 10.499	5	486,472	0.07	97,294	556	76.22
10.500 - 10.999	3	156,644	0.02	52,215	556	88.64
Total	4,016	708,037,171	100.00	176,304	632	82.55

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Mortgage Rate (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
5.000 - 5.499	33	8,319,518	1.18	252,107	664	76.36
5.500 - 5.999	253	58,997,139	8.33	233,190	665	78.36
6.000 - 6.499	600	128,641,561	18.17	214,403	650	79.73
6.500 - 6.999	1,138	213,392,095	30.14	187,515	639	81.08
7.000 - 7.499	705	123,654,101	17.46	175,396	626	83.18
7.500 - 7.999	617	92,066,853	13.00	149,217	613	85.91
8.000 - 8.499	244	35,884,023	5.07	147,066	601	88.33
8.500 - 8.999	247	29,023,807	4.10	117,505	585	90.04
9.000 - 9.499	82	9,386,643	1.33	114,471	574	90.68
9.500 - 9.999	72	6,926,308	0.98	96,199	574	93.81
10.000 - 10.499	17	1,102,011	0.16	64,824	573	93.86
10.500 - 10.999	5	486,472	0.07	97,294	556	76.22
11.000 - 11.499	3	156,644	0.02	52,215	556	88.64
Total	4,016	708,037,171	100.00	176,304	632	82.55

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Original LTV Ratio (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
0.01 - 50.00	63	8,663,274	1.22	137,512	597	43.28
50.01 - 55.00	30	5,227,215	0.74	174,240	615	52.97
55.01 - 60.00	52	8,926,609	1.26	171,666	593	58.28
60.01 - 65.00	70	12,964,499	1.83	185,207	604	63.38
65.01 - 70.00	149	27,663,957	3.91	185,664	600	68.66
70.01 - 75.00	181	31,888,027	4.50	176,177	608	73.96
75.01 - 80.00	1,863	337,803,482	47.71	181,322	642	79.88
80.01 - 85.00	347	61,524,589	8.69	177,304	604	84.49
85.01 - 90.00	595	106,448,473	15.03	178,905	619	89.78
90.01 - 95.00	237	44,350,015	6.26	187,131	634	94.84
95.01 - 100.00	429	62,577,032	8.84	145,867	667	99.92
Total	4,016	708,037,171	100.00	176,304	632	82.55

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

State	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Alabama	97	10,902,529	1.54	112,397	622	86.42
Arizona	212	41,930,750	5.92	197,787	629	80.32
Arkansas	16	1,682,227	0.24	105,139	598	93.76
California	355	106,357,285	15.02	299,598	642	78.74
Colorado	113	22,128,432	3.13	195,827	637	82.77
Connecticut	40	7,018,222	0.99	175,456	642	81.15
Delaware	31	5,516,866	0.78	177,963	628	86.07
Florida	286	49,355,310	6.97	172,571	628	80.22
Georgia	120	18,331,414	2.59	152,762	628	85.42
Idaho	24	3,418,434	0.48	142,435	645	82.51
Illinois	229	36,835,885	5.20	160,855	635	84.40
Indiana	91	9,676,385	1.37	106,334	615	83.85
Iowa	27	2,840,778	0.40	105,214	621	87.97
Kansas	32	3,919,929	0.55	122,498	624	86.29
Kentucky	47	4,905,534	0.69	104,373	618	86.59
Louisiana	83	9,945,859	1.40	119,830	621	84.66
Maine	34	4,489,821	0.63	132,054	638	87.06
Maryland	218	51,509,632	7.27	236,283	633	82.55
Massachusetts	58	13,203,850	1.86	227,653	641	78.11
Michigan	147	19,666,455	2.78	133,785	623	86.44
Minnesota	51	8,506,340	1.20	166,791	651	85.42
Mississippi	58	6,158,147	0.87	106,175	614	88.22
Missouri	68	7,747,656	1.09	113,936	615	85.15
Nebraska	11	1,303,662	0.18	118,515	624	84.53
Nevada	83	19,680,954	2.78	237,120	646	80.45
New Hampshire	18	3,299,091	0.47	183,283	614	76.76
New Jersey	211	44,568,912	6.29	211,227	615	81.36
New Mexico	22	3,754,132	0.53	170,642	629	85.81
New York	57	8,868,041	1.25	155,580	617	83.84
North Carolina	100	12,857,126	1.82	128,571	624	86.06
Ohio	92	11,488,124	1.62	124,871	637	86.23
Oklahoma	46	4,783,923	0.68	103,998	613	86.91
Oregon	37	7,616,637	1.08	205,855	663	86.65
Pennsylvania	183	24,431,349	3.45	133,505	631	83.99
Rhode Island	17	3,644,703	0.51	214,394	632	83.44
South Carolina	69	8,565,815	1.21	124,142	639	85.54
South Dakota	2	276,000	0.04	138,000	669	80.00
Tennessee	114	13,455,590	1.90	118,031	609	85.97
Texas	55	7,121,483	1.01	129,482	627	82.13
Utah	32	5,055,623	0.71	157,988	642	82.65
Vermont	4	404,000	0.06	101,000	679	77.57
Virginia	247	49,341,091	6.97	199,762	635	82.97
Washington	101	19,891,220	2.81	196,943	646	83.10
Wisconsin	74	11,023,754	1.56	148,970	623	85.10
Wyoming	4	558,200	0.08	139,550	656	84.66
Total	4,016	708,037,171	100.00	176,304	632	82.55

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Loan Purpose	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Purchase	1,721	285,931,336	40.38	166,143	647	84.13
Rate/Term Refinance	262	43,108,317	6.09	164,536	621	83.99
Equity Refinance	2,033	378,997,518	53.53	186,423	622	81.20
Total	4,016	708,037,171	100.00	176,304	632	82.55

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Documentation	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Full Documentation	2,943	484,961,802	68.49	164,785	622	83.52
Reduced Documentation	1,073	223,075,369	31.51	207,899	654	80.46
Total	4,016	708,037,171	100.00	176,304	632	82.55

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Occupancy Type	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Primary Residence	3,877	685,928,783	96.88	176,923	631	82.57
Non-Owner Occupied	109	15,631,987	2.21	143,413	659	80.24
Second Home	30	6,476,401	0.91	215,880	662	85.92
Total	4,016	708,037,171	100.00	176,304	632	82.55

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Property Type	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Single Family (detached)	3,473	605,336,522	85.50	174,298	631	82.67
Condo under 5 stories	217	38,035,478	5.37	175,279	645	82.44
Townhouse	152	27,174,318	3.84	178,778	635	82.64
PUD (detached)	64	15,426,922	2.18	241,046	639	82.85
PUD (attached)	17	3,584,367	0.51	210,845	630	87.07
Leasehold	3	381,500	0.05	127,167	653	87.06
Two to Four Family Units	90	18,098,065	2.56	201,090	630	77.65
Total	4,016	708,037,171	100.00	176,304	632	82.55

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Credit Grade	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
A4	2,395	451,365,360	63.75	188,462	650	81.57
AM	416	65,799,977	9.29	158,173	587	79.78
AX	133	23,067,950	3.26	173,443	611	77.46
B	207	33,348,533	4.71	161,104	568	76.14
C	124	16,949,300	2.39	136,688	549	82.87
CM	207	29,482,549	4.16	142,428	543	75.6
NC	534	88,023,503	12.43	164,838	649	95.72
Total	4,016	708,037,171	100.00	176,304	632	82.55

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Prepayment Penalty Term	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
None	1,034	186,840,771	26.39	180,697	628	82.64
12 Month Prepay	154	32,562,210	4.60	211,443	633	83.03
24 Month Prepay	2,192	394,692,952	55.74	180,061	633	82.57
36 Month Prepay	629	92,670,322	13.09	147,330	634	82.04
Other*	7	1,270,916	0.18	181,559	633	89.74
Total	4,016	708,037,171	100.00	176,304	632	82.55

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

*Other represents not 12, 24, or 36 months and not more than 36 months.

Interest Only Term	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
None	3,178	504,522,223	71.26	158,755	623	82.50
60 Month IO	838	203,514,948	28.74	242,858	655	82.69
Total	4,016	708,037,171	100.00	176,304	632	82.55

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Note Margin (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Fixed Rate Mortgages	660	92,271,448	13.03	139,805	623	81.38
3.000 - 3.499	24	5,788,465	0.82	241,186	673	79.00
3.500 - 3.999	205	49,434,048	6.98	241,142	668	77.82
4.000 - 4.499	570	123,808,432	17.49	217,208	652	80.03
4.500 - 4.999	865	166,588,005	23.53	192,587	641	81.09
5.000 - 5.499	683	123,703,483	17.47	181,118	627	83.54
5.500 - 5.999	445	72,380,505	10.22	162,653	613	85.72
6.000 - 6.499	234	35,558,676	5.02	151,960	600	89.25
6.500 - 6.999	183	22,612,051	3.19	123,563	583	90.82
7.000 - 7.499	80	9,390,587	1.33	117,382	568	91.54
7.500 - 7.999	51	4,783,141	0.68	93,787	569	92.30
8.000 - 8.499	13	1,346,093	0.19	103,546	557	91.65
8.500 - 8.999	3	372,236	0.05	124,079	541	77.41
Total	4,016	708,037,171	100.00	176,304	632	82.55

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Maximum Mortgage Rate (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Fixed Rate Mortgages	660	92,271,448	13.03	139,805	623	81.38
11.000 - 11.999	286	67,316,657	9.51	235,373	665	78.12
12.000 - 12.999	1,519	305,157,171	43.10	200,893	644	80.93
13.000 - 13.999	1,065	179,952,827	25.42	168,970	620	84.83
14.000 - 14.999	360	50,057,215	7.07	139,048	590	90.12
15.000 - 15.999	112	12,089,171	1.71	107,939	565	91.19
16.000 - 16.999	14	1,192,682	0.17	85,192	561	89.15
Total	4,016	708,037,171	100.00	176,304	632	82.55

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Minimum Mortgage Rates (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Fixed Rate Mortgages	660	92,271,448	13.03	139,805	623	81.38
4.000 to 4.999	1	223,140	0.03	223,140	629	75
5.000 to 5.999	286	67,316,657	9.51	235,373	665	78.12
6.000 to 6.999	1,519	305,058,831	43.09	200,829	644	80.94
7.000 to 7.999	1,065	179,952,827	25.42	168,970	620	84.83
8.000 to 8.999	359	49,932,415	7.05	139,088	590	90.13
9.000 to 9.999	112	12,089,171	1.71	107,939	565	91.19
10.000 to 10.999	14	1,192,682	0.17	85,192	561	89.15
Total	4,016	708,037,171	100.00	176,304	632	82.55

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Next Interest Adjustment Date	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Fixed Rate Mortgages	660	92,271,448	13.03	139,805	623	81.38
January 2007	1	105,052	0.01	105,052	645	100.00
April 2007	2	341,863	0.05	170,931	690	90.00
May 2007	7	1,130,807	0.16	161,544	636	84.16
June 2007	18	3,776,470	0.53	209,804	610	82.98
July 2007	53	10,663,685	1.51	201,202	612	82.65
August 2007	84	14,363,873	2.03	170,998	609	82.58
September 2007	324	47,648,628	6.73	147,064	623	84.08
October 2007	2,631	492,205,660	69.52	187,079	634	82.73
November 2007	63	10,649,960	1.50	169,047	622	79.01
June 2008	1	209,890	0.03	209,890	601	90.00
July 2008	5	1,028,127	0.15	205,625	633	81.36
August 2008	15	4,115,044	0.58	274,336	646	83.97
September 2008	22	4,047,277	0.57	183,967	669	84.10
October 2008	125	24,395,190	3.45	195,162	657	81.25
November 2008	5	1,084,200	0.15	216,840	640	78.55
Total	4,016	708,037,171	100.00	176,304	632	82.55

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Back-End DTI	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
20.00 or Less	94	16,228,825	2.29	172,647	641	78.84
20.01 - 25.00	139	18,982,977	2.68	136,568	623	80.08
25.01 - 30.00	265	38,971,909	5.50	147,064	618	79.91
30.01 - 35.00	466	73,297,230	10.35	157,290	634	82.35
35.01 - 40.00	638	110,659,421	15.63	173,447	634	82.84
40.01 - 45.00	958	172,395,819	24.35	179,954	635	82.49
45.01 - 50.00	1,304	245,739,588	34.71	188,451	633	83.35
50.01 - 55.00	149	31,069,749	4.39	208,522	608	82.98
55.01 - 60.00	3	691,653	0.10	230,551	589	75.14
Total	4,016	708,037,171	100.00	176,304	632	82.55

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Group I Collateral Summary

Summary Statistics	Total
Aggregate Current Principal Balance	$492,478,360
Number of Mortgage Loans	2,632
		Minimum	Maximum
Average Current Principal Balance	$187,112	$20,872	$672,000
Weighted Average Original Loan-to-Value	82.52%	14.00%	100.00%
Weighted Average Mortgage Rate	7.022%	5.245%	11.200%
Weighted Average Net Mortgage Rate	6.562%	4.750%	10.650%
Weighted Average Note Margin	5.022%	3.310%	8.940%
Weighted Average Maximum Mortgage Rate	12.964%	11.245%	16.850%
Weighted Average Minimum Mortgage Rate	6.964%	4.980%	10.850%
Weighted Average Term to Next Rate Adjustment Date (months)	23	14	36
Weighted Average Remaining Term to Stated Maturity (months)	358	119	360
Weighted Average Credit Score	630	514	816

Product type		Occupancy Status
Hybrid ARM	86.27%	Primary Residence	96.40%
Fixed	13.73%	Non-Owner Occupied	2.61%
		Second/Vacation	0.99%
Lien
First	99.99%	Documentation Type
Second	0.01%	Full Documentation	66.39%
		Reduced Documentation	33.61%
Property Type
Single-family Detached	85.65%	Loans with Prepayment penalties	74.34%
Attached PUD	0.54%
Detached PUD	2.25%	Interest Only Percentage	29.19%
Condo under 5 Stories	5.49%
Townhouse / Rowhouse	3.43%	Loans serviced by Homecomings	100.00%
Leasehold	0.05%
Two to Four Family Units	2.59%

Lien Position	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
First Lien	2,630	492,431,377	99.99	187,236	630	82.52
Second Lien	2	46,982	0.01	23,491	593	100.00
Total	2,632	492,478,360	100.00	187,112	630	82.52

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Product Type	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
10yr FRM	1	204,300	0.04	204,300	562	90.00
15yr FRM	17	1,566,943	0.32	92,173	630	73.99
20yr FRM	12	1,248,396	0.25	104,033	633	75.10
2/28 ARM	2,057	403,905,142	82.01	196,356	631	83.02
30yr FRM	449	64,586,080	13.11	143,844	620	79.73
3/27 ARM	96	20,967,498	4.26	218,411	651	82.39
Total	2,632	492,478,360	100.00	187,112	630	82.52

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Credit Score Range	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
500 - 519	1	224,277	0.05	224,277	514	73.00
520 - 539	113	17,227,528	3.50	152,456	530	77.74
540 - 559	158	24,124,564	4.90	152,687	549	78.39
560 - 579	184	30,780,227	6.25	167,284	571	79.56
580 - 599	369	62,613,030	12.71	169,683	589	81.12
600 - 619	433	74,795,172	15.19	172,737	610	82.49
620 - 639	462	88,160,130	17.90	190,823	629	83.45
640 - 659	342	69,891,748	14.19	204,362	649	83.47
660 - 679	220	45,702,274	9.28	207,738	669	82.45
680 - 699	143	32,856,435	6.67	229,765	689	83.92
700 - 719	81	18,182,691	3.69	224,478	709	86.67
720 - 739	61	12,491,277	2.54	204,775	728	85.51
740 - 759	33	7,915,472	1.61	239,863	748	88.07
760 or Greater	32	7,513,533	1.53	234,798	782	84.60
Total	2,632	492,478,360	100.00	187,112	630	82.52

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Original Mortgage Loan Balance ($)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
100,000 or less	546	42,092,665	8.55	77,093	610	83.11
100,001 to 200,000	1,187	179,083,498	36.36	150,871	623	82.50
200,001 to 300,000	557	136,046,333	27.62	244,248	633	82.49
300,001 to 400,000	210	73,211,316	14.87	348,625	640	82.69
400,001 to 500,000	104	46,757,572	9.49	449,592	648	81.65
500,001 to 600,000	26	14,011,975	2.85	538,922	650	83.06
600,001 to 700,000	2	1,275,000	0.26	637,500	653	84.73
Total	2,632	492,478,360	100.00	187,112	630	82.52

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Net Mortgage Rates (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
4.500 - 4.999	19	5,687,093	1.15	299,321	665	78.19
5.000 - 5.499	95	26,932,345	5.47	283,498	672	80.52
5.500 - 5.999	359	87,272,949	17.72	243,100	649	79.98
6.000 - 6.499	714	140,633,917	28.56	196,966	637	80.45
6.500 - 6.999	572	108,698,497	22.07	190,032	627	83.02
7.000 - 7.499	390	61,033,522	12.39	156,496	611	84.44
7.500 - 7.999	200	29,900,358	6.07	149,502	602	88.18
8.000 - 8.499	163	19,938,308	4.05	122,321	589	89.73
8.500 - 8.999	60	7,047,216	1.43	117,454	575	90.62
9.000 - 9.499	43	3,958,637	0.80	92,061	572	93.37
9.500 - 9.999	11	866,050	0.18	78,732	560	92.23
10.000 - 10.499	4	427,972	0.09	106,993	561	74.34
10.500 - 10.999	2	81,496	0.02	40,748	583	96.60
Total	2,632	492,478,360	100.00	187,112	630	82.52

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Mortgage Rate (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
5.000 - 5.499	19	6,084,813	1.24	320,253	670	77.47
5.500 - 5.999	121	34,379,884	6.98	284,131	669	80.38
6.000 - 6.499	386	90,271,666	18.33	233,864	650	79.98
6.500 - 6.999	770	151,267,068	30.72	196,451	636	80.81
7.000 - 7.499	481	89,419,464	18.16	185,903	625	83.03
7.500 - 7.999	400	62,070,779	12.60	155,177	609	84.92
8.000 - 8.499	165	25,637,774	5.21	155,380	601	88.24
8.500 - 8.999	168	20,188,648	4.10	120,171	585	89.30
9.000 - 9.499	56	6,948,517	1.41	124,081	574	90.29
9.500 - 9.999	49	4,834,228	0.98	98,658	571	93.53
10.000 - 10.499	11	866,050	0.18	78,732	560	92.23
10.500 - 10.999	4	427,972	0.09	106,993	561	74.34
11.000 - 11.499	2	81,496	0.02	40,748	583	96.60
Total	2,632	492,478,360	100.00	187,112	630	82.52

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Original LTV Ratio (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
0.01 - 50.00	41	5,453,602	1.11	133,015	589	42.64
50.01 - 55.00	16	2,548,956	0.52	159,310	618	53.01
55.01 - 60.00	32	5,736,336	1.16	179,260	585	58.25
60.01 - 65.00	50	9,727,313	1.98	194,546	601	63.29
65.01 - 70.00	104	19,457,597	3.95	187,092	596	68.71
70.01 - 75.00	113	19,887,201	4.04	175,993	599	73.75
75.01 - 80.00	1,250	245,498,583	49.85	196,399	642	79.90
80.01 - 85.00	216	39,527,745	8.03	182,999	599	84.46
85.01 - 90.00	395	74,285,546	15.08	188,065	618	89.85
90.01 - 95.00	147	28,191,371	5.72	191,778	628	94.84
95.01 - 100.00	268	42,164,110	8.56	157,329	667	99.95
Total	2,632	492,478,360	100.00	187,112	630	82.52

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

State	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Alabama	65	7,335,615	1.49	112,856	615	85.25
Arizona	139	28,280,468	5.74	203,457	626	79.12
Arkansas	10	1,033,822	0.21	103,382	609	93.55
California	265	85,398,057	17.34	322,257	643	79.79
Colorado	65	13,379,931	2.72	205,845	626	82.81
Connecticut	22	3,669,337	0.75	166,788	643	82.09
Delaware	21	4,097,350	0.83	195,112	624	88.63
Florida	207	36,910,876	7.49	178,313	626	80.61
Georgia	89	14,009,345	2.84	157,408	625	85.18
Idaho	14	2,249,643	0.46	160,689	649	81.10
Illinois	145	24,077,139	4.89	166,049	636	83.82
Indiana	58	6,301,062	1.28	108,639	610	82.77
Iowa	16	1,715,405	0.35	107,213	604	87.04
Kansas	19	2,612,850	0.53	137,518	618	86.39
Kentucky	24	2,574,228	0.52	107,259	612	86.29
Louisiana	50	6,486,322	1.32	129,726	618	84.45
Maine	20	2,675,206	0.54	133,760	636	85.32
Maryland	137	34,095,252	6.92	248,870	633	82.89
Massachusetts	43	10,078,591	2.05	234,386	639	79.31
Michigan	95	13,328,748	2.71	140,303	623	85.88
Minnesota	32	5,366,222	1.09	167,694	645	85.26
Mississippi	34	3,817,368	0.78	112,276	611	88.75
Missouri	44	5,108,071	1.04	116,093	608	85.36
Nebraska	9	966,562	0.20	107,396	602	83.66
Nevada	58	15,063,990	3.06	259,724	647	81.60
New Hampshire	15	2,882,291	0.59	192,153	610	76.29
New Jersey	127	26,970,882	5.48	212,369	613	81.58
New Mexico	15	2,787,588	0.57	185,839	637	85.64
New York	41	6,667,682	1.35	162,626	612	83.35
North Carolina	67	8,557,059	1.74	127,717	618	85.45
Ohio	52	6,815,010	1.38	131,058	626	86.02
Oklahoma	26	2,714,632	0.55	104,409	605	87.88
Oregon	14	3,098,445	0.63	221,318	667	86.16
Pennsylvania	117	16,661,704	3.38	142,408	631	85.12
Rhode Island	10	2,126,756	0.43	212,676	617	83.62
South Carolina	41	5,393,885	1.10	131,558	639	85.22
South Dakota	1	137,600	0.03	137,600	725	80.00
Tennessee	73	9,044,200	1.84	123,893	607	85.95
Texas	32	4,576,298	0.93	143,009	629	81.42
Utah	19	3,415,173	0.69	179,746	637	82.90
Vermont	3	295,200	0.06	98,400	663	76.68
Virginia	175	37,090,038	7.53	211,943	635	82.54
Washington	67	13,883,726	2.82	207,220	645	83.00
Wisconsin	52	8,170,532	1.66	157,126	616	85.07
Wyoming	4	558,200	0.11	139,550	656	84.66
Total	2,632	492,478,360	100.00	187,112	630	82.52

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Loan Purpose	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Purchase	1,312	244,611,793	49.67	186,442	648	83.93
Rate/Term Refinance	146	23,693,360	4.81	162,283	613	84.35
Equity Refinance	1,174	224,173,207	45.52	190,948	613	80.78
Total	2,632	492,478,360	100.00	187,112	630	82.52

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Documentation	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Full Documentation	1,890	326,967,479	66.39	172,999	618	83.34
Reduced Documentation	742	165,510,881	33.61	223,060	654	80.89
Total	2,632	492,478,360	100.00	187,112	630	82.52

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Occupancy Type	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Primary Residence	2,524	474,771,631	96.40	188,103	629	82.52
Non-Owner Occupied	88	12,836,208	2.61	145,866	659	80.91
Second Home	20	4,870,521	0.99	243,526	664	86.29
Total	2,632	492,478,360	100.00	187,112	630	82.52

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Property Type	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Single Family (detached)	2,273	421,831,035	85.65	185,583	630	82.64
Condo under 5 stories	144	27,021,804	5.49	187,651	639	82.68
Townhouse	92	16,868,472	3.43	183,353	632	82.08
PUD (detached)	44	11,098,243	2.25	252,233	636	81.94
PUD (attached)	12	2,667,724	0.54	222,310	631	87.50
Leasehold	2	224,000	0.05	112,000	679	85.00
Two to Four Family Units	65	12,767,082	2.59	196,417	625	78.05
Total	2,632	492,478,360	100.00	187,112	630	82.52

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio

Credit Grade	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
A4	1,544	312,361,290	63.43	202,307	648	81.63
AM	288	46,705,981	9.48	162,174	587	79.28
AX	87	14,908,416	3.03	171,361	608	77.27
B	135	22,126,670	4.49	163,901	569	75.85
C	92	12,920,034	2.62	140,435	548	82.45
CM	134	19,619,547	3.98	146,415	539	75.86
NC	352	63,836,421	12.96	181,353	648	94.82
Total	2,632	492,478,360	100.00	187,112	630	82.52

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Prepayment Penalty Term	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
None	668	126,376,655	25.66	189,187	627	82.71
12 Month Prepay	111	25,146,027	5.11	226,541	629	82.67
24 Month Prepay	1,411	275,396,507	55.92	195,178	632	82.81
36 Month Prepay	438	64,831,429	13.16	148,017	631	80.72
Other*	4	727,741	0.15	181,935	637	94.30
Total	2,632	492,478,360	100.00	187,112	630	82.52

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

*Other represents not 12, 24, or 36 months and not more than 36 months.

Interest Only Term	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
None	2,092	348,727,962	70.81	166,696	622	82.49
60 Month IO	540	143,750,398	29.19	266,204	649	82.60
Total	2,632	492,478,360	100.00	187,112	630	82.52

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Note Margin (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Fixed Rate Mortgages	479	67,605,720	13.73	141,139	621	79.54
3.000 - 3.499	14	4,169,065	0.85	297,790	673	79.53
3.500 - 3.999	112	31,816,031	6.46	284,072	672	79.73
4.000 - 4.499	340	82,337,981	16.72	242,171	653	80.45
4.500 - 4.999	576	118,901,161	24.14	206,426	638	81.25
5.000 - 5.499	448	85,584,770	17.38	191,037	627	83.54
5.500 - 5.999	296	51,431,301	10.44	173,754	609	85.61
6.000 - 6.499	146	23,189,858	4.71	158,835	600	89.41
6.500 - 6.999	119	15,722,050	3.19	132,118	584	90.12
7.000 - 7.499	54	6,650,910	1.35	123,165	566	90.99
7.500 to 7.999	32	3,351,185	0.68	104,725	567	91.83
8.000 to 8.499	13	1,346,093	0.27	103,546	557	91.65
8.500 to 8.999	3	372,236	0.08	124,079	541	77.41
Total	2,632	492,478,360	100.00	187,112	630	82.52

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Maximum Mortgage Rate (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Fixed Rate Mortgages	479	67,605,720	13.73	141,139	621	79.54
11.000 - 11.999	140	40,464,697	8.22	289,034	669	79.94
12.000 - 12.999	985	212,316,094	43.11	215,549	643	81.13
13.000 - 13.999	704	127,143,406	25.82	180,601	618	84.57
14.000 - 14.999	239	35,308,696	7.17	147,735	590	90.05
15.000 - 15.999	74	8,608,565	1.75	116,332	562	90.62
16.000 - 16.999	11	1,031,182	0.21	93,744	552	87.46
Total	2,632	492,478,360	100.00	187,112	630	82.52

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Minimum Mortgage Rates (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Fixed Rate Mortgages	479	67,605,720	13.73	141,139	621	79.54
4.000 to 4.999	1	223,140	0.05	223,140	629	75.00
5.000 to 5.999	140	40,464,697	8.22	289,034	669	79.94
6.000 to 6.999	984	212,092,954	43.07	215,542	643	81.13
7.000 to 7.999	704	127,143,406	25.82	180,601	618	84.57
8.000 to 8.999	239	35,308,696	7.17	147,735	590	90.05
9.000 to 9.999	74	8,608,565	1.75	116,332	562	90.62
10.000 to 10.999	11	1,031,182	0.21	93,744	552	87.46
Total	2,632	492,478,360	100.00	187,112	630	82.52

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Next Interest Adjustment Date	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Fixed Rate Mortgages	479	67,605,720	13.73	141,139	621	79.54
January 2007	1	105,052	0.02	105,052	645	100.00
April 2007	1	122,070	0.02	122,070	780	90.00
May 2007	5	884,015	0.18	176,803	644	84.10
June 2007	12	2,849,823	0.58	237,485	612	86.48
July 2007	27	5,628,118	1.14	208,449	613	85.25
August 2007	52	9,359,125	1.90	179,983	604	84.07
September 2007	203	31,960,012	6.49	157,438	621	83.61
October 2007	1,715	345,739,219	70.20	201,597	633	82.95
November 2007	41	7,257,710	1.47	177,017	620	79.05
July 2008	1	201,419	0.04	201,419	610	86.00
August 2008	10	3,118,079	0.63	311,808	652	85.40
September 2008	13	2,520,969	0.51	193,921	664	85.88
October 2008	71	14,775,030	3.00	208,099	651	81.31
November 2008	1	352,000	0.07	352,000	620	74.00
Total	2,632	492,478,360	100.00	187,112	630	82.52

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Back-End DTI	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
20.00 or Less	67	12,934,207	2.63	193,048	644	78.34
20.01 - 25.00	83	11,227,600	2.28	135,272	620	80.70
25.01 - 30.00	169	25,799,185	5.24	152,658	610	79.42
30.01 - 35.00	286	47,111,774	9.57	164,726	629	82.27
35.01 - 40.00	408	74,575,266	15.14	182,783	634	82.97
40.01 - 45.00	643	123,293,048	25.04	191,747	636	82.58
45.01 - 50.00	873	175,295,097	35.59	200,796	631	83.23
50.01 - 55.00	101	21,830,420	4.43	216,143	606	82.84
55.01 - 60.00	2	411,763	0.08	205,881	597	68.44
Total	2,632	492,478,360	100.00	187,112	630	82.52

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Group II Collateral Summary

Summary Statistics	Total
Aggregate Current Principal Balance	$215,558,812
Number of Mortgage Loans	1,384
		Minimum	Maximum
Average Current Principal Balance	$155,751	$19,009	$520,000
Weighted Average Original Loan-to-Value	82.63%	32.00%	100.00%
Weighted Average Mortgage Rate	6.971%	5.200%	11.150%
Weighted Average Net Mortgage Rate	6.511%	4.775%	10.600%
Weighted Average Note Margin	4.967%	3.120%	7.980%
Weighted Average Maximum Mortgage Rate	12.897%	11.200%	16.100%
Weighted Average Minimum Mortgage Rate	6.896%	5.200%	10.100%
Weighted Average Term to Next Rate Adjustment Date (months)	24	17	36
Weighted Average Remaining Term to Stated Maturity (months)	358	178	360
Weighted Average Credit Score	635	520	802

Product type		Occupancy Status
Hybrid ARM	88.56%	Primary Residence	97.96%
Fixed	11.44%	Second/Vacation	0.74%
		Non Owner Occupied	1.30%
Lien
First	99.91%	Documentation Type
Second	0.09%	Full Documentation	73.30%
		Reduced Documentation	26.70%
Property Type
Single-family Detached	85.13%	Loans with Prepayment penalties	71.95%
Attached PUD	0.43%
Detached PUD	2.01%	Interest Only Percentage	27.73%
Condo under 5 Stories	5.11%
Townhouse / Rowhouse	4.78%	Loans serviced by Homecomings	100.00%
Leasehold	0.07%
Two to Four Family Units	2.47%

Lien Position	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
First Lien	1,379	215,356,793	99.91	156,169	635	82.61
Second Lien	5	202,018	0.09	40,404	644	99.67
Total	1,384	215,558,812	100.00	155,751	635	82.63

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Product Type	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
15yr FRM	3	253,027	0.12	84,342	576	81.12
20yr FRM	8	520,773	0.24	65,097	611	90.23
2/28 ARM	1,126	176,980,854	82.10	157,177	634	82.22
30yr FRM	170	23,891,928	11.08	140,541	632	86.41
3/27 ARM	77	13,912,230	6.45	180,678	661	81.09
Total	1,384	215,558,812	100.00	155,751	635	82.63

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Credit Score Range	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
520 - 539	51	6,458,658	3.00	126,640	527	79.99
540 - 559	69	9,748,329	4.52	141,280	549	78.41
560 - 579	107	16,813,793	7.80	157,138	570	80.65
580 - 599	141	19,842,086	9.20	140,724	590	80.48
600 - 619	159	23,086,963	10.71	145,201	609	82.81
620 - 639	242	36,591,217	16.98	151,203	630	82.60
640 - 659	243	40,952,868	19.00	168,530	649	83.11
660 - 679	158	27,049,062	12.55	171,197	670	82.85
680 - 699	80	13,322,474	6.18	166,531	688	84.51
700 - 719	47	7,196,906	3.34	153,126	707	84.89
720 - 739	37	6,249,490	2.90	168,905	729	88.28
740 - 759	21	3,761,232	1.74	179,106	748	83.10
760 or Greater	29	4,485,734	2.08	154,680	775	88.66
Total	1,384	215,558,812	100.00	155,751	635	82.63

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Original Mortgage Loan Balance ($)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
100,000 or less	334	25,662,556	11.91	76,834	621	84.74
100,001 to 200,000	714	103,265,859	47.91	144,630	633	81.71
200,001 to 300,000	276	66,785,810	30.98	241,978	640	82.86
300,001 to 400,000	58	18,915,334	8.78	326,126	650	83.93
400,001 to 500,000	1	409,252	0.19	409,252	593	90.00
500,001 to 600,000	1	520,000	0.24	520,000	628	79.00
Total	1,384	215,558,812	100.00	155,751	635	82.63

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Net Mortgage Rates (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
4.500 - 4.999	7	1,037,600	0.48	148,229	643	72.42
5.000 - 5.499	95	18,262,400	8.47	192,236	656	74.23
5.500 - 5.999	240	42,964,349	19.93	179,018	652	79.26
6.000 - 6.499	330	56,022,051	25.99	169,764	645	81.29
6.500 - 6.999	275	42,480,270	19.71	154,474	632	83.67
7.000 - 7.499	209	28,954,183	13.43	138,537	621	87.34
7.500 - 7.999	94	12,765,251	5.92	135,801	603	88.65
8.000 - 8.499	84	8,883,498	4.12	105,756	587	91.69
8.500 - 8.999	24	2,221,231	1.03	92,551	579	93.66
9.000 - 9.499	19	1,652,371	0.77	86,967	577	93.69
9.500 - 9.999	5	181,960	0.08	36,392	628	99.79
10.000 - 10.499	1	58,500	0.03	58,500	524	90.00
10.500 - 10.999	1	75,148	0.03	75,148	526	80.00
Total	1,384	215,558,812	100.00	155,751	635	82.63

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Mortgage Rate (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
5.000 - 5.499	14	2,234,705	1.04	159,622	647	73.34
5.500 - 5.999	132	24,617,254	11.42	186,494	658	75.55
6.000 - 6.499	214	38,369,895	17.80	179,299	651	79.14
6.500 - 6.999	368	62,125,027	28.82	168,818	645	81.75
7.000 - 7.499	224	34,234,637	15.88	152,833	628	83.55
7.500 - 7.999	217	29,996,073	13.92	138,231	621	87.95
8.000 - 8.499	79	10,246,248	4.75	129,699	600	88.55
8.500 - 8.999	79	8,835,159	4.10	111,837	584	91.73
9.000 - 9.499	26	2,438,125	1.13	93,774	574	91.80
9.500 - 9.999	23	2,092,080	0.97	90,960	579	94.46
10.000 - 10.499	6	235,960	0.11	39,327	621	99.84
10.500 - 10.999	1	58,500	0.03	58,500	524	90.00
11.000 - 11.499	1	75,148	0.03	75,148	526	80.00
Total	1,384	215,558,812	100.00	155,751	635	82.63

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Original LTV Ratio (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
0.01 - 50.00	22	3,209,672	1.49	145,894	610	44.37
50.01 - 55.00	14	2,678,258	1.24	191,304	611	52.94
55.01 - 60.00	20	3,190,273	1.48	159,514	608	58.33
60.01 - 65.00	20	3,237,186	1.50	161,859	612	63.67
65.01 - 70.00	45	8,206,360	3.81	182,364	608	68.55
70.01 - 75.00	68	12,000,825	5.57	176,483	623	74.31
75.01 - 80.00	613	92,304,899	42.82	150,579	644	79.83
80.01 - 85.00	131	21,996,844	10.20	167,915	614	84.54
85.01 - 90.00	200	32,162,927	14.92	160,815	623	89.61
90.01 - 95.00	90	16,158,645	7.50	179,540	644	94.82
95.01 - 100.00	161	20,412,922	9.47	126,788	666	99.85
Total	1,384	215,558,812	100.00	155,751	635	82.63

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

State	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Alabama	32	3,566,914	1.65	111,466	637	88.83
Arizona	73	13,650,282	6.33	186,990	636	82.81
Arkansas	6	648,405	0.30	108,067	579	94.10
California	90	20,959,228	9.72	232,880	639	74.47
Colorado	48	8,748,501	4.06	182,260	654	82.70
Connecticut	18	3,348,885	1.55	186,049	640	80.13
Delaware	10	1,419,517	0.66	141,952	637	78.68
Florida	79	12,444,434	5.77	157,524	634	79.07
Georgia	31	4,322,069	2.01	139,422	640	86.20
Idaho	10	1,168,791	0.54	116,879	638	85.23
Illinois	84	12,758,746	5.92	151,890	633	85.50
Indiana	33	3,375,323	1.57	102,283	625	85.87
Iowa	11	1,125,373	0.52	102,307	648	89.38
Kansas	13	1,307,079	0.61	100,545	637	86.10
Kentucky	23	2,331,306	1.08	101,361	624	86.92
Louisiana	33	3,459,538	1.60	104,834	628	85.04
Maine	14	1,814,615	0.84	129,615	641	89.62
Maryland	81	17,414,379	8.08	214,992	632	81.86
Massachusetts	15	3,125,258	1.45	208,351	647	74.25
Michigan	52	6,337,708	2.94	121,879	624	87.60
Minnesota	19	3,140,118	1.46	165,269	660	85.68
Mississippi	24	2,340,779	1.09	97,532	620	87.35
Missouri	24	2,639,585	1.22	109,983	627	84.76
Nebraska	2	337,100	0.16	168,550	686	87.06
Nevada	25	4,616,965	2.14	184,679	644	76.72
New Hampshire	3	416,800	0.19	138,933	646	80.00
New Jersey	84	17,598,030	8.16	209,500	619	81.03
New Mexico	7	966,544	0.45	138,078	609	86.31
New York	16	2,200,359	1.02	137,522	632	85.34
North Carolina	33	4,300,067	1.99	130,305	634	87.27
Ohio	40	4,673,114	2.17	116,828	654	86.53
Oklahoma	20	2,069,291	0.96	103,465	622	85.64
Oregon	23	4,518,192	2.10	196,443	660	86.99
Pennsylvania	66	7,769,645	3.60	117,722	631	81.58
Rhode Island	7	1,517,947	0.70	216,850	652	83.20
South Carolina	28	3,171,931	1.47	113,283	639	86.07
South Dakota	1	138,400	0.06	138,400	614	80.00
Tennessee	41	4,411,390	2.05	107,595	614	86.00
Texas	23	2,545,185	1.18	110,660	624	83.41
Utah	13	1,640,450	0.76	126,188	654	82.14
Vermont	1	108,800	0.05	108,800	722	80.00
Virginia	72	12,251,053	5.68	170,154	638	84.30
Washington	34	6,007,495	2.79	176,691	649	83.34
Wisconsin	22	2,853,222	1.32	129,692	645	85.18
Total	1,384	215,558,812	100.00	155,751	635	82.63

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Loan Purpose	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Purchase	409	41,319,543	19.17	101,026	644	85.27
Rate/Term Refinance	116	19,414,957	9.01	167,370	630	83.55
Equity Refinance	859	154,824,311	71.82	180,238	634	81.81
Total	1,384	215,558,812	100.00	155,751	635	82.63

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Documentation	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Full Documentation	1,053	157,994,323	73.30	150,042	629	83.87
Reduced Documentation	331	57,564,488	26.70	173,911	653	79.22
Total	1,384	215,558,812	100.00	155,751	635	82.63

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Occupancy Type	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Primary Residence	1,353	211,157,153	97.96	156,066	635	82.69
Non-Owner Occupied	21	2,795,778	1.30	133,132	660	77.13
Second Home	10	1,605,881	0.74	160,588	657	84.78
Total	1,384	215,558,812	100.00	155,751	635	82.63

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Property Type	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Single Family (detached)	1,200	183,505,486	85.13	152,921	633	82.72
Condo under 5 stories	73	11,013,674	5.11	150,872	660	81.83
Townhouse	60	10,305,845	4.78	171,764	638	83.55
PUD (detached)	20	4,328,679	2.01	216,434	647	85.17
PUD (attached)	5	916,643	0.43	183,329	627	85.82
Leasehold	1	157,500	0.07	157,500	617	90.00
Two to Four Family Units	25	5,330,983	2.47	213,239	641	76.69
Total	1,384	215,558,812	100.00	155,751	635	82.63

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Credit Grade	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
A4	851	139,004,070	64.49	163,342	654	81.41
AM	128	19,093,995	8.86	149,172	588	81.02
AX	46	8,159,534	3.79	177,381	616	77.80
B	72	11,221,863	5.21	155,859	567	76.71
C	32	4,029,266	1.87	125,915	553	84.22
CM	73	9,863,002	4.58	135,110	549	75.09
NC	182	24,187,082	11.22	132,896	654	98.09
Total	1,384	215,558,812	100.00	155,751	635	82.63

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Prepayment Penalty Term	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
None	366	60,464,115	28.05	165,203	629	82.51
12 Month Prepay	43	7,416,182	3.44	172,469	647	84.26
24 Month Prepay	781	119,296,445	55.34	152,748	636	82.01
36 Month Prepay	191	27,838,894	12.91	145,753	643	85.11
Other*	3	543,175	0.25	181,058	629	83.64
Total	1,384	215,558,812	100.00	155,751	635	82.63

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

*Other represents not 12, 24, or 36 months and not more than 36 months.

Interest Only Term	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
None	1,086	155,794,261	72.27	143,457	623	82.52
60 Month IO	298	59,764,550	27.73	200,552	668	82.93
Total	1,384	215,558,812	100.00	155,751	635	82.63

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Note Margin (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Fixed Rate Mortgages	181	24,665,728	11.44	136,275	631	86.44
3.000 - 3.499	10	1,619,400	0.75	161,940	672	77.64
3.500 - 3.999	93	17,618,018	8.17	189,441	662	74.37
4.000 - 4.499	230	41,470,451	19.24	180,306	652	79.18
4.500 - 4.999	289	47,686,844	22.12	165,006	647	80.70
5.000 - 5.499	235	38,118,713	17.68	162,207	628	83.56
5.500 - 5.999	149	20,949,204	9.72	140,599	621	86.01
6.000 - 6.499	88	12,368,818	5.74	140,555	600	88.94
6.500 - 6.999	64	6,890,001	3.20	107,656	580	92.42
7.000 - 7.499	26	2,739,678	1.27	105,372	573	92.85
7.500 - 7.999	19	1,431,956	0.66	75,366	574	93.41
Total	1,384	215,558,812	100.00	155,751	635	82.63

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Maximum Mortgage Rate (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Fixed Rate Mortgages	181	24,665,728	11.44	136,275	631	86.44
11.000 - 11.999	146	26,851,959	12.46	183,918	657	75.37
12.000 - 12.999	534	92,841,077	43.07	173,860	647	80.49
13.000 - 13.999	361	52,809,422	24.50	146,286	623	85.46
14.000 - 14.999	121	14,748,519	6.84	121,889	589	90.28
15.000 - 15.999	38	3,480,607	1.61	91,595	570	92.58
16.000 - 16.999	3	161,500	0.07	53,833	623	100.00
Total	1,384	215,558,812	100.00	155,751	635	82.63

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Minimum Mortgage Rates (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Fixed Rate Mortgages	181	24,665,728	11.44	136,275	631	86.44
5.000 to 5.999	146	26,851,959	12.46	183,918	657	75.37
6.000 to 6.999	535	92,965,877	43.13	173,768	647	80.50
7.000 to 7.999	361	52,809,422	24.50	146,286	623	85.46
8.000 to 8.999	120	14,623,719	6.78	121,864	589	90.33
9.000 to 9.999	38	3,480,607	1.61	91,595	570	92.58
10.000 to 10.999	3	161,500	0.07	53,833	623	100.00
Total	1,384	215,558,812	100.00	155,751	635	82.63

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Next Interest Adjustment Date	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Fixed Rate Mortgages	181	24,665,728	11.44	136,275	631	86.44
April 2007	1	219,792	0.10	219,792	640	90.00
May 2007	2	246,792	0.11	123,396	606	84.36
June 2007	6	926,647	0.43	154,441	604	72.21
July 2007	26	5,035,568	2.34	193,676	612	79.75
August 2007	32	5,004,747	2.32	156,398	618	79.79
September 2007	121	15,688,616	7.28	129,658	629	85.06
October 2007	916	146,466,441	67.95	159,898	636	82.21
November 2007	22	3,392,250	1.57	154,193	626	78.92
June 2008	1	209,890	0.10	209,890	601	90.00
July 2008	4	826,708	0.38	206,677	638	80.23
August 2008	5	996,965	0.46	199,393	628	79.49
September 2008	9	1,526,307	0.71	169,590	677	81.16
October 2008	54	9,620,160	4.46	178,151	666	81.15
November 2008	4	732,200	0.34	183,050	650	80.74
Total	1,384	215,558,812	100.00	155,751	635	82.63

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Back-End DTI	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
20.00 or Less	27	3,294,619	1.53	122,023	628	80.81
20.01 - 25.00	56	7,755,376	3.60	138,489	628	79.18
25.01 - 30.00	96	13,172,725	6.11	137,216	634	80.85
30.01 - 35.00	180	26,185,456	12.15	145,475	642	82.51
35.01 - 40.00	230	36,084,155	16.74	156,888	636	82.57
40.01 - 45.00	315	49,102,771	22.78	155,882	633	82.25
45.01 - 50.00	431	70,444,491	32.68	163,444	638	83.67
50.01 - 55.00	48	9,239,328	4.29	192,486	615	83.31
55.01 - 60.00	1	279,890	0.13	279,890	577	85.00
Total	1,384	215,558,812	100.00	155,751	635	82.63

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

JPMorgan Contact List
North American ABS - Home Equity			Syndicate/Sales Desk
Origination:	Brian Bernard	834-5372	Brian McDonald	834-4154
	Paul White	834-5440	Andy Cherna	834-4154
	Tom Roh	834-5936	Randall Outlaw	834-4154
	Tom Rimini	834-5308	Melissa Traylor	834-4154
	Greer McCurley	834-5029
	Parissa Monadjmi	834-5727
	Swapna Putcha	834-5435
	Alissa Smith	834-5432
	Kathryn Bauer	834-9986
	Shilla Kim-Parker	834-5006

Structuring:	Will Gajate	834-5033

Trading:	Bob Miller	834-2428
	Raj Kothari	834-3339
	Kevin Lynn	834-5412

Rating Agency Contact List

Moody's:	Arif Kaya Bekiroglu	212-553-7761
S&P:	Carissa Hinman	212-438-1567

Please Direct All Questions to the Syndicate Desk (x4-4154) Brian McDonald Andy Cherna Randall Outlaw Melissa Traylor